UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2023

Herbalife Ltd.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309, Ugland House Grand Cayman Cayman Islands		KY1-1104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0005 per share	HLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On August 2, 2023, Herbalife Ltd. (the “Company”) issued a press release announcing its financial results for its second fiscal quarter ended June 30, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 attached to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2023, Mr. Stephan Gratziani resigned from the Company’s Board of Directors (the “Board”) and agreed to become an employee of the Company in the role of Chief Strategy Officer. Mr. Gratziani’s resignation from the Board was not due to any disagreement with the Company, the Board, or management on any matter related to the Company's operations, policies or practices.

Item 7.01. Regulation FD Disclosure.

The Company intends to reference investor slides during the Company’s earnings conference call to discuss its financial results for its second fiscal quarter ended June 30, 2023. A copy of the presentation can be accessed in the “News and Events” section on the investor relations section of the Company’s website at http://ir.herbalife.com under the heading “IR Calendar”.

The information included in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Herbalife Ltd. on August 2, 2023, regarding earnings release.
104	Cover Page Interactive Data File - The cover page from the Company’s Current Report on Form 8-K filed on August 2, 2023 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

August 2, 2023	By:	/s/ HENRY C. WANG
Name: Henry C. Wang
Title: EVP, General Counsel and Corporate Secretary